                                                                    EXHIBIT 24.2

                               CERTAIN GUARANTORS

                                Power of Attorney
                           of Director and/or Officer

          Each of the undersigned directors and/or officers of the guarantors attached hereto as Exhibit A (the "Guarantors") does hereby constitute and appoint Douglas J. Babb and John W. MacKenzie, and each of them, with full power of substitution and full power to act without the other, his true and lawful attorney-in-fact and agents to act for him in his name, place and stead, in any and all capacities, to sign a registration statement on Form S-4 and any or all amendments thereto (including without limitation any post-effective amendments thereto), and any registration statement for the same offering that is to be effective under Rule 462(b) of the Securities Act, and to file each of the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises in order to effectuate the same as fully, to all intents and purposes, as they or he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, each of the undersigned has executed this power of attorney this 14th day of June, 2001.


                                             /s/ David R. Devereaux
                                             -----------------------------------
                                             David R. Devereaux


                                             /s/ Kevin M. Roberts
                                             -----------------------------------
                                             Kevin M. Roberts



                                             /s/ Schuyler Hollingsworth, Jr.
                                             -----------------------------------
                                             Schuyler Hollingsworth, Jr.

                                    EXHIBIT A

                                   Guarantors

  AGI-Camelot, Inc.
  Beverly - Bella Vista Holding, Inc.
  Beverly - Branson Holdings, Inc.
  Beverly - Missouri Valley Holding, Inc.
  Beverly - Rapid City Holding, Inc.
  Beverly Enterprises - Arkansas, Inc.
  Beverly Enterprises - Illinois, Inc.
  Beverly Enterprises - Indiana, Inc.
  Beverly Enterprises - Kansas, Inc.
  Beverly Enterprises - Michigan, Inc.
  Beverly Enterprises - Minnesota, Inc.
  Beverly Enterprises - Missouri, Inc.
  Beverly Enterprises - Nebraska, Inc.
  Beverly Enterprises - Nevada, Inc.
  Beverly Enterprises - New Hampshire, Inc.
  Beverly Enterprises - New Mexico, Inc.
  Beverly Enterprises - North Dakota, Inc.
  Beverly Enterprises - Oklahoma, Inc.
  Beverly Enterprises - Oregon, Inc.
  Beverly Enterprises - Rhode Island, Inc.
  Beverly Enterprises - Tennessee, Inc.
  Beverly Enterprises - Texas, Inc.
  Beverly Enterprises - Utah, Inc.
  Beverly Enterprises - Vermont, Inc.
  Beverly Enterprises - Washington, Inc.
  Beverly Enterprises - Wisconsin, Inc.
  Beverly Enterprises - Wyoming, Inc.
  Beverly Healthcare, LLC
  Beverly-Indianapolis, LLC
  Commercial Management, Inc.
  Nebraska City S-C-H, Inc.
  South Alabama Nursing Home, Inc.
  South Dakota - Beverly Enterprises, Inc.
  Vantage Healthcare Corporation

                               CERTAIN GUARANTORS

                                Power of Attorney
                                   of Director

          Each of the undersigned directors and/or officers of the guarantors attached hereto as Exhibit A (the "Guarantors") does hereby constitute and appoint Douglas J. Babb and John W. MacKenzie, and each of them, with full power of substitution and full power to act without the other, his true and lawful attorney-in-fact and agents to act for him in his name, place and stead, in any and all capacities, to sign a registration statement on Form S-4 and any or all amendments thereto (including without limitation any post-effective amendments thereto), and any registration statement for the same offering that is to be effective under Rule 462(b) of the Securities Act, and to file each of the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises in order to effectuate the same as fully, to all intents and purposes, as they or he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has executed this power of attorney this 14th day of June, 2001.



                                             /s/ David R. Devereaux
                                             -----------------------------------
                                             David R. Devereaux

                                             /s/ Jerry S. Roles
                                             -----------------------------------
                                             Jerry S. Roles

                                             /s/ Schuyler Hollingsworth, Jr.
                                             -----------------------------------
                                             Schuyler Hollingsworth, Jr.

                                    EXHIBIT A

                                   Guarantors


  Beverly Assisted Living, Inc.
  Beverly - Plant City Holdings, Inc.
  Beverly - Tamarac Holdings, Inc.
  Beverly - Tampa Holdings, Inc.
  Beverly Clinical, Inc.
  Beverly Enterprises - Alabama, Inc.
  Beverly Enterprises - Arizona, Inc.
  Beverly Enterprises - Colorado, Inc.
  Beverly Enterprises - Connecticut, Inc.
  Beverly Enterprises - Delaware, Inc.
  Beverly Enterprises - Distribution Services, Inc.
  Beverly Enterprises - District of Columbia, Inc.
  Beverly Enterprises - Florida, Inc.
  Beverly Enterprises - Garden Terrace, Inc.
  Beverly Enterprises - Georgia, Inc.
  Beverly Enterprises - Hawaii, Inc.
  Beverly Enterprises - Idaho, Inc.
  Beverly Enterprises - Iowa, Inc.
  Beverly Enterprises - Kentucky, Inc.
  Beverly Enterprises - Louisiana, Inc.
  Beverly Enterprises - Maine, Inc.
  Beverly Enterprises - Maryland, Inc.
  Beverly Enterprises - Massachusetts, Inc.
  Beverly Enterprises - Mississippi, Inc.
  Beverly Enterprises - Montana, Inc.
  Beverly Enterprises - New Jersey, Inc.
  Beverly Enterprises - North Carolina, Inc.
  Beverly Enterprises - Ohio, Inc.
  Beverly Enterprises - Pennsylvania, Inc.
  Beverly Enterprises - South Carolina, Inc.
  Beverly Enterprises - Virginia, Inc.
  Beverly Enterprises - West Virginia, Inc.
  Beverly Healthcare Acquisition, Inc.
  Beverly Healthcare - California, Inc.
  Beverly Holdings I, Inc.
  Beverly Manor Inc. of Hawaii
  Beverly Real Estate Holdings, Inc.

  Beverly Savana Cay Manor, Inc.
  Hallmark Convalescent Homes, Inc.
  Liberty Nursing Homes, Incorporated
  Medical Arts Health Facility of Lawrenceville, Inc.
  Moderncare of Lumberton, Inc.
  Nursing Home Operators, Inc.
  Petersen Health Care, Inc.

                               CERTAIN GUARANTORS

                                Power of Attorney
                           of Director and/or Officer

          Each of the undersigned directors and/or officers of the guarantors attached hereto as Exhibit A (the "Guarantors") does hereby constitute and appoint Douglas J. Babb and John W. MacKenzie, and each of them, with full power of substitution and full power to act without the other, his true and lawful attorney-in-fact and agents to act for him in his name, place and stead, in any and all capacities, to sign a registration statement on Form S-4 and any or all amendments thereto (including without limitation any post-effective amendments thereto), and any registration statement for the same offering that is to be effective under Rule 462(b) of the Securities Act, and to file each of the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises in order to effectuate the same as fully, to all intents and purposes, as they or he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, each of the undersigned has executed this power of attorney this 14th day of June, 2001.


                                                 /s/ T. Jerald Moore
                                                 -------------------------------
                                                 T. Jerald Moore



                                                 /s/ Schuyler Hollingsworth, Jr
                                                 -------------------------------
                                                 Schuyler Hollingsworth, Jr.

                                    EXHIBIT A

                                   Guarantors


Arborland Management Company, Inc.
Associated Physical Therapy Practitioners, Inc.
Carrollton Physical Therapy Clinic, Inc.
Greenville Rehabilitation Services, Inc.
Home Health and Rehabilitation Services, Inc.
Las Colinas Physical Therapy, Inc.
Matrix Occupational Health, Inc.
Matrix Rehabilitation - Delaware, Inc.
Matrix Rehabilitation - Georgia, Inc.
Matrix Rehabilitation - Maryland, Inc.
Matrix Rehabilitation - Ohio, Inc.
Matrix Rehabilitation - South Carolina, Inc.
Matrix Rehabilitation - Texas, Inc.
Matrix Rehabilitation - Washington, Inc.
Matrix Rehabilitation, Inc.
Network For Physical Therapy, Inc.
North Dallas Physical Therapy Associates, Inc.
PT Net (Colorado), Inc.
PT Net, Inc.
Rehabilitation Associates of Lafayette, Inc.
The Parks Physical Therapy And Work Hardening Center, Inc.
Theraphysics Corp.
Theraphysics of New York IPA, Inc.
Theraphysics Partners of Colorado, Inc.
Theraphysics Partners of Louisiana, Inc.
Theraphysics Partners of Texas, Inc.
Theraphysics Partners of Western Pennsylvania, Inc.

                               CERTAIN GUARANTORS

                                Power of Attorney
                                   of Director

          Each of the undersigned directors and/or officers of the guarantors attached hereto as Exhibit A (the "Guarantors") does hereby constitute and appoint Douglas J. Babb and John W. MacKenzie, and each of them, with full power of substitution and full power to act without the other, his true and lawful attorney-in-fact and agents to act for him in his name, place and stead, in any and all capacities, to sign a registration statement on Form S-4 and any or all amendments thereto (including without limitation any post-effective amendments thereto), and any registration statement for the same offering that is to be effective under Rule 462(b) of the Securities Act, and to file each of the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises in order to effectuate the same as fully, to all intents and purposes, as they or he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has executed this power of attorney this 14th day of June, 2001.



                                            /s/ William A. Mathies
                                            ------------------------------------
                                            William A. Mathies


                                            /s/ Schuyler Hollingsworth, Jr.
                                            ------------------------------------
                                            Schuyler Hollingsworth, Jr.


                                            /s/ Glen R. Cavallo
                                            ------------------------------------
                                            Glen R. Cavallo

                                    EXHIBIT A

                                   Guarantors


Homecare Preferred Choice, Inc.
Compassion and Personal Care Services, Inc.
Community Care, Inc.
Eastern Home Health Supply & Equipment Co., Inc.
Hospice of Eastern Carolina, Inc.
Hospice Preferred Choice, Inc.
HTHC Holdings, Inc.
Tar Heel Infusion Company, Inc.

                               CERTAIN GUARANTORS

                                Power of Attorney
                           of Director and/or Officer

          Each of the undersigned directors and/or officers of the guarantors attached hereto as Exhibit A (the "Guarantors") does hereby constitute and appoint Douglas J. Babb and John W. MacKenzie, and each of them, with full power of substitution and full power to act without the other, his true and lawful attorney-in-fact and agents to act for him in his name, place and stead, in any and all capacities, to sign a registration statement on Form S-4 and any or all amendments thereto (including without limitation any post-effective amendments thereto), and any registration statement for the same offering that is to be effective under Rule 462(b) of the Securities Act, and to file each of the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises in order to effectuate the same as fully, to all intents and purposes, as they or he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, each of the undersigned has executed this power of attorney this 14th day of June, 2001.


                                                    /s/ David R. Banks
                                                    ----------------------------
                                                    David R. Banks


                                                    /s/ Bobby W. Stephens
                                                    ----------------------------
                                                    Bobby W. Stephens



                                                    /s/ Pamela H. Daniels
                                                    ----------------------------
                                                    Pamela H. Daniels

                                    EXHIBIT A

                                   Guarantors


Beverly Enterprises International Limited
TMD Disposition Company

                               CERTAIN GUARANTORS

                                Power of Attorney
                                   of Director

          Each of the undersigned directors and/or officers of the guarantors attached hereto as Exhibit A (the "Guarantors") does hereby constitute and appoint Douglas J. Babb and John W. MacKenzie, and each of them, with full power of substitution and full power to act without the other, his true and lawful attorney-in-fact and agents to act for him in his name, place and stead, in any and all capacities, to sign a registration statement on Form S-4 and any or all amendments thereto (including without limitation any post-effective amendments thereto), and any registration statement for the same offering that is to be effective under Rule 462(b) of the Securities Act, and to file each of the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises in order to effectuate the same as fully, to all intents and purposes, as they or he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has executed this power of attorney this 14th day of June, 2001.



                                           /s/ William A. Mathies
                                           -------------------------------------
                                           William A. Mathies


                                           /s/ Schuyler Hollingsworth, Jr.
                                           -------------------------------------
                                           Schuyler Hollingsworth, Jr.


                                           /s/ T. Jerald Moore
                                           -------------------------------------
                                           T. Jerald Moore

                                    EXHIBIT A

                                   Guarantors



Spectra Healthcare Alliance, Inc.

                               CERTAIN GUARANTORS

                                Power of Attorney
                           of Director and/or Officer

          Each of the undersigned directors and/or officers of the guarantors attached hereto as Exhibit A (the "Guarantors") does hereby constitute and appoint Douglas J. Babb and John W. MacKenzie, and each of them, with full power of substitution and full power to act without the other, his true and lawful attorney-in-fact and agents to act for him in his name, place and stead, in any and all capacities, to sign a registration statement on Form S-4 and any or all amendments thereto (including without limitation any post-effective amendments thereto), and any registration statement for the same offering that is to be effective under Rule 462(b) of the Securities Act, and to file each of the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises in order to effectuate the same as fully, to all intents and purposes, as they or he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, each of the undersigned has executed this power of attorney this 14th day of June, 2001.


                                                /s/ David R. Devereaux
                                                --------------------------------
                                                David R. Devereaux


                                                /s/ John E. Williams
                                                --------------------------------
                                                John E. Williams


                                                /s/ Schuyler Hollingsworth, Jr.
                                                --------------------------------
                                                Schuyler Hollingsworth, Jr.

                                    EXHIBIT A

                                   Guarantors


Beverly Health and Rehabilitation Services, Inc.

                               CERTAIN GUARANTORS

                                Power of Attorney
                                   of Director

          Each of the undersigned directors and/or officers of the guarantors attached hereto as Exhibit A (the "Guarantors") does hereby constitute and appoint Douglas J. Babb and John W. MacKenzie, and each of them, with full power of substitution and full power to act without the other, his true and lawful attorney-in-fact and agents to act for him in his name, place and stead, in any and all capacities, to sign a registration statement on Form S-4 and any or all amendments thereto (including without limitation any post-effective amendments thereto), and any registration statement for the same offering that is to be effective under Rule 462(b) of the Securities Act, and to file each of the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises in order to effectuate the same as fully, to all intents and purposes, as they or he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has executed this power of attorney this 14th day of June, 2001.



                                            /s/ William A. Mathies
                                            ------------------------------------
                                            William A. Mathies


                                            /s/ Mark A. Linam
                                            ------------------------------------
                                            Mark A. Linam


                                            /s/ Schuyler Hollingsworth, Jr.
                                            ------------------------------------
                                            Schuyler Hollingsworth, Jr.

                                    EXHIBIT A

                                   Guarantors


Aegis Therapies, Inc.

                               CERTAIN GUARANTORS

                                Power of Attorney
                                   of Director

          Each of the undersigned directors and/or officers of the guarantors attached hereto as Exhibit A (the "Guarantors") does hereby constitute and appoint Douglas J. Babb and John W. MacKenzie, and each of them, with full power of substitution and full power to act without the other, his true and lawful attorney-in-fact and agents to act for him in his name, place and stead, in any and all capacities, to sign a registration statement on Form S-4 and any or all amendments thereto (including without limitation any post-effective amendments thereto), and any registration statement for the same offering that is to be effective under Rule 462(b) of the Securities Act, and to file each of the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises in order to effectuate the same as fully, to all intents and purposes, as they or he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has executed this power of attorney this 14th day of June, 2001.



                                               /s/ William R. Floyd
                                               ---------------------------------
                                               William R. Floyd


                                               /s/ Pamela H. Daniels
                                               ---------------------------------
                                               Pamela H. Daniels


                                               /s/ Schuyler Hollingsworth, Jr.
                                               ---------------------------------
                                               Schuyler Hollingsworth, Jr.



                                               /s/ Robert E. Fancy
                                               ---------------------------------
                                               Robert E. Fancy

                                    EXHIBIT A

                                   Guarantors


Beverly Indemnity, Ltd.